Summary Prospectus February 11, 2026
Guardian Capital Dividend Growth Fund Institutional Shares DIVGX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 11, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 1-800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.

Investment Objective

The Fund seeks long-term capital appreciation and current income.

Fee Table

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.26%
Total Annual Fund Operating Expenses	1.01%
Fee Waiver or Expense Reimbursement(2)	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(1), (2)	0.95%

(1) Amounts have been estimated for the current fiscal year.

(2) The Fund’s investment adviser, Sterling Capital Management LLC (“Sterling Capital”), has contractually agreed to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that the total annual fund operating expenses of the Fund (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) for the Fund’s Institutional Shares, exceed 0.95% through January 31, 2027. This contractual limitation may be terminated during this period only by the Fund’s Board of Trustees, and will automatically terminate upon termination of the Investment Advisory Agreement between the Fund and Sterling Capital.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for the expiration of the current contractual expense limitation on January 31, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$97	$316	$552	$1,231

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor Fund’s (defined below) portfolio turnover rate was 66% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of dividend growth companies. Dividend growth companies include both U.S. and non-U.S. companies, including American Depository Receipts (“ADRs”), that pay current dividends with the potential for growth of dividends. The Fund may invest in companies of all sizes but will focus primarily on medium and larger capitalization companies that pay a dividend and may trade warrants and rights. The Fund considers market capitalizations between $2 billion and $25 billion to qualify as medium capitalization, and those over $25 billion to qualify as large capitalization. These dollar amounts may change due to market conditions. The Fund may also invest in real estate investment trusts (“REITs”) and limited partnership interests in Master Limited Partnerships (“MLPs”).

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In selecting securities for the Fund, the Adviser primarily seeks to identify companies that it believes have the potential for growth of income and capital appreciation over time, with an emphasis on companies that the Adviser believes have the ability to grow earnings and a willingness to sustainably increase dividends.

The international portion of the Fund’s portfolio will generally be diversified across a number of foreign countries, and may, at times, comprise a significant majority of the Fund’s portfolio. The Fund may also invest up to 15% of its net assets in securities of companies that are listed in, or whose principal business activities are located in, emerging market countries. Emerging markets countries include those defined or classified currently or in the future as an emerging market by the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index.

The investment process used by Guardian Capital LP, the Fund’s sub-adviser (the “Sub-Adviser”) in selecting securities for the Fund primarily relies on bottom-up analysis and seeks to identify companies that have the potential for dividend growth, sustainable income, and capital appreciation over time. The Sub-Adviser’s quantitative process uses a combination of relative, intrinsic, and artificial intelligence models to rank companies within each economic sector.

The relative analysis uses multiple factors, including earnings growth, dividend growth, value, yield, momentum, and quality in order to derive a fundamental rank of a given stock within each sector. The intrinsic analysis projects future cash flow growth and uses customized discount rates and discount models to arrive at an intrinsic valuation target. The artificial intelligence component uses both traditional fundamental datasets and un-structured datasets. The process uses machine learning algorithms to forecast expected earnings and dividend growth rates and also the probability of a dividend cut for each stock. Each of these three models are combined to create a ranking of all stocks within each sector to create the universe of stocks available for the Fund’s portfolio.

A team of portfolio managers then constructs the portfolio based upon the above stock selection process, while taking into account the overall economic environment and the portfolio’s exposure to risk. The combination of a systematic stock selection process and a team-refined portfolio construction process results in a diversified portfolio of dividend-paying equity securities that provide above average yield and dividend growth.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Foreign Currency Transaction Risk: Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar.

Market Risk: The possibility that the Fund’s investment holdings will decline in price because of a market decline, or other domestic, regional, or global events. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Dividend Risk: Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Company-Specific Risk: The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Investment Style Risk: The possibility that a market segment on which this Fund focuses — e.g., large-cap stocks, mid-cap stocks and growth stocks — will underperform other kinds of investments or market averages. A stock owned primarily for its growth characteristics may start to underperform abruptly. There can be no guarantee that the factors that the Fund’s investment adviser considers in selecting stocks, and the weight that the adviser puts on each factor, will be effective in identifying and capitalizing on stock price anomalies.

Foreign Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Emerging Markets Risk: The risks associated with foreign investments (see “Foreign Investment Risk” above) are particularly pronounced in connection with investments in emerging markets.

ADR Risk: Investments in ADRs are subject to many of the same risks that are associated with direct investments in securities of foreign issuers (see, “Foreign Investment Risk” above). These risks may adversely affect the value of the Fund’s investments in ADRs. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Large Company Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market prices for their common stock.

Management Risk: The risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.

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Focused Investment Risk: Investments focused in asset classes, countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

MLP Risk. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid. Certain MLPs may also be subject to leverage risk. MLPs in which the Fund invests will generally be treated as qualified publicly traded partnerships for U.S. federal income tax purposes. If an MLP in which the Fund invests were treated as a partnership for U.S. federal income tax purposes, the Fund would be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. If the distributions received by the Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid U.S. federal income and excise taxes.

Mid Capitalization Company Risk: Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Quantitative Model Risk: The Fund’s portfolio managers may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Fund to achieve its objectives. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.

AI Risk: The Fund’s portfolio managers, the Fund and the issuers in which they invest, service providers, and other market participants may utilize AI technologies in investment and business operations. It is possible that the information provided through use of AI could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses. The legal and regulatory frameworks within which AI technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Real Estate-Related Investment and REIT Risk: Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Risks associated with investments in securities of companies in the real estate industry include decline in the value of the underlying real estate, default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which the Fund invests.

Legal and Regulatory Risk. Legal, tax, and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. New (or revised) laws or regulations or interpretations of existing law may be issued by the IRS or Treasury Department, the Commodity Futures Trading Commission, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund.

Sector Risk. The risk that a fund comprised of companies with similar characteristics will be more susceptible to any economic, business, political, or other developments that generally affect these entities. Developments affecting companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

Warrants and Rights Risk: The Fund may purchase warrants and rights, or it may acquire ownership of such investments by virtue of its ownership of common stocks. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised.

For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund is adopting the performance of the Guardian Capital Dividend Growth Fund (the “Predecessor Fund”) as a result of the Reorganization. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows changes in the Predecessor Fund’s performance from year to year (represented by the performance of the Predecessor Fund’s Institutional Shares). The table shows how the Predecessor Fund’s average annual returns (represented by the average annual returns of the Predecessor Fund’s Institutional Shares) for 1 year, 5 years and since inception compared with those of a broad measure of market performance. The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.

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Predecessor Fund Institutional Shares Annual Total Returns for Years Ended 12/31

Best Quarter:	15.48%	12/31/2021
Worst Quarter:	-16.16%	3/31/2020

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	Since Inception (5/1/19)
Predecessor Fund Institutional Shares
Return Before Taxes	13.45%	11.37%	11.57%
Return After Taxes on Distributions	7.58%	9.81%	10.30%
Return After Taxes on Distributions and Sale of Fund Shares	12.10%	8.96%	9.27%
MSCI World Index(1)
(reflects no deductions for fees, expenses, or taxes)	21.09%	12.15%	13.03%

(1) The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees that a mutual fund pays, such as investment management and fund accounting fees, or taxes. Individuals cannot invest directly in a benchmark index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax- advantaged arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Sterling Capital Management LLC

Sub-Adviser

Guardian Capital LP

Portfolio Managers

Srikanth (Sri) Iyer
Managing Director and Head of i³ Investments® for the Sub-Adviser
Co-Portfolio Manager
Since inception

Fiona Wilson, CFA®
Co-Portfolio Manager
Since inception

Purchase and Sale of Fund Shares

Account Type	Minimum Initial Investment*	Minimum Subsequent Investment
Regular Account	$1,000,000	$0
Automatic Investment Plan	$1,000,000	$25

* Investors purchasing shares through financial service providers or intermediaries approved by the Fund and other investors approved by the Fund are not subject to a minimum initial investment requirement.

You may buy or sell Institutional Shares of the Fund through procedures established by the Fund in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of financial service providers or intermediaries approved by the Fund. These parties are responsible for transmitting orders by close of business. Institutional Shares are available for purchase on any business day when the New York Stock Exchange (the NYSE) is open for regular trading. Please contact your investment representative or institution or the Fund directly at 1-800-228-1872 for more information regarding purchasing, redeeming and exchanging shares. In addition, Institutional Shares are available for purchase at www.sterlingcapitalfunds.com.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan (which may be taxable upon withdrawal) or an individual retirement account (which may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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GCDF-SumPro-022026

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